Contingencies, commitments and restrictions on the distribution of profits - Restrictions to the distribution of profits and payment of dividends (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Contingencies, commitments and restrictions on the distribution of profits
Share capital	$ 165,219	$ 163,223	$ 163,223
Share premium	221,434	183,430	183,430
Reserve for own shares	3,918	4,094	4,322
Legal reserves	10,017	7,419	3,676
Free distributable reserves	378,910	378,910	378,910
Non-distributable reserves	1,354,109	1,353,934	1,353,706
Retained earnings	187,460	86,099	37,890
Total equity in accordance with Luxembourg law	$ 2,321,067	$ 2,177,109	$ 2,125,157